VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
FINANCIAL STATEMENTS
DECEMBER 31, 2006

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
INDEX TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Page(s)

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements:

Balance Sheet at December 31, 2006	2

Statement of Income for the Period March 17, 2006 (Inception) to December 31, 2006	3

Statement of Members’ Equity for the Period March 17, 2006 (Inception) to December 31, 2006	4

Statement of Cash Flows for the Period March 17,2006 (Inception) to December 31, 2006	5

Notes to the Financial Statements	6-10

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828  Fax: (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
Vital Consultants, L.L.C.
Jersey City, New Jersey

We have audited the accompanying balance sheet of Vital Consultants, L.L.C., (a limited liability company) as of December 31, 2006, and the related statements of income, members’ equity, and cash flows for the period March 17, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vital Consultants, L.L.C. as of December 31, 2006, and the results of its operations, changes in members’ equity and cash flows for the period March 17, 2006 (inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Bagell, Josephs, Levine & Company, L.L.C.
Gibbsboro, NJ 08026

September 13, 2007

MEMBER OF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
FLORIDA STATE BOARD OF ACCOUNTANCY
CENTER FOR AUDIT QUALITY (CAQ)

VITAL CONSULTANTS, L.L.C.
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$560
Employee advances	3,272
Total current assets	3,832

PROPERTY AND EQUIPMENT, net	37,530

$41,362

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES	$-

MEMBERS' EQUITY:
Contributed capital	6,424
Accumulated earnings	34,938
Total members' equity	41,362

TOTAL LIABILITIES AND MEMBERS' EQUITY	$41,362

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
STATEMENT OF INCOME
FOR THE PERIOD MARCH 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

REVENUE	$355,741

COST OF REVENUE
Commissions	123,948
Data processing	52,628
Total cost of revenue	176,576

GROSS PROFIT	179,165

OPERATING EXPENSES
Salaries and wages	102,846
General and administrative expenses	32,968
Depreciation	8,412
Total operating expenses	144,226

NET INCOME BEFORE PROVISION	34,939
Provision for income taxes	-

NET INCOME	$34,939

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
STATEMENT OF MEMBERS' EQUITY
FOR THE PERIOD MARCH 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

Balance - March 17, 2006	$-

Contributions from members	245,308

Distributions to members	(238,885)

Contributed capital	6,423

Net income for the year	34,939

Balance - December 31, 2006	$41,362

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$34,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,412
Net cash provided by operating activities	43,351

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(45,942)
Net cash used in investing activities	(45,942)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances to employees	(3,272)
Advances from members	245,308
Distributions to members	(238,885)
Net cash provided by financing activities	3,151

NET INCREASE IN CASH AND CASH EQUIVALENTS	560

CASH AND CASH EQUIVALENTS, MARCH 17, 2006 (INCEPTION)	-

CASH AND CASH EQUIVALENTS, DECEMBER 31, 2006	$560

SUPPLEMENTAL DISCLOSURE AND CLASS INFORMATION
Cash paid during period for:
Interest	-
Income Tax	-

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Vital Consultants, L.L.C., a New Jersey limited liability company (the “Company”), administers ATM machines for merchants throughout Atlantic City and Wildwood, New Jersey and Long Beach, New York.  All machines can perform basic cash dispensing and balance inquiry transactions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

The Company’s ATM’s that are located in New York and New Jersey may be affected by economic conditions in those areas.

The Company maintains cash balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company had no uninsured cash balances at December 31, 2006.

Revenue Recognition

The Company earns income in the form of service fees collected from cardholders when they use credit and debit cards at ATM’s in the Company’s network. Service fees range from $1.50 to $4.00 per transaction.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006

Cost of Revenue

Cost of revenue consists of commissions and data transmission fees.

Commissions– The Company pays a percentage of revenue to site owners (merchants, convenience stores, etc).

Data transmission fees– Data transmission fees represent costs to transfer transaction details in electronic form between ATM’s, the issuers of credit and debit cards, and banks and other financial institutions.

Equipment

Equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets, generally five to seven years. Maintenance and repairs are charged to expense as incurred.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents and employee advances approximate fair value because of the immediate or short-term maturity of these financial instruments.

Income Taxes

The Company is a limited liability company. Consequently, federal income state taxes are not payable by, or provided for by the Company.  For federal and income tax return purposes, members are taxed individually on their shares of the Company’s earnings.  The Company’s net income or loss is allocated to its members in accordance with the regulations of the Company.

Advertising Costs

Advertising costs are expensed as incurred and are included in general and administrative expenses in the statement of operations.  Advertising expense for the period March 17, 2006 (inception) to December 31, 2006 was $476.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006

Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140.” SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets,” and permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 155 will have on its financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140.” SFAS No. 156 requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under a transfer of the servicer’s financial assets that meets the requirements for sale accounting, a transfer of the servicer’s financial assets to a qualified special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale or trading securities in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” and an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its affiliates. Additionally, SFAS No. 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, permits an entity to choose either the use of an amortization or fair value method for subsequent measurements, permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights and requires separate presentation of servicing assets and liabilities subsequently measured at fair value and additional disclosures for all separately recognized servicing assets and liabilities. SFAS No. 156 is effective for transactions entered into after the beginning of the first fiscal year that begins after September 15, 2006. The adoption of SFAS No. 156 is not expected to have a material impact on the Company’s financial position and results of operations.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (“FAS 157”). This Standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The adoption of FAS 157 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

The FASB also issued in September 2006 Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statement No. 87, 88, 106 and 132(R), (“FAS 158”) . This Standard requires recognition of the funded status of a benefit plan in the statement of financial position. The Standard also requires recognition in other comprehensive income certain gains and losses that arise during the period but are deferred under pension accounting rules, as well as modifies the timing of reporting and adds certain disclosures. FAS 158 provides recognition and disclosure elements to be effective as of the end of the fiscal year after December 15, 2006 and measurement elements to be effective for fiscal years ending after December 15, 2008. The adoption of FAS 158 is not expected to have a material impact on the Company’s financial position and results of operations.

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 108, “Quantifying Misstatements.” SAB 108 provides interpretative guidance on how public companies quantify financial statement misstatements. There have been two common approaches used to quantify such errors. Under an income statement approach, the “roll-over” method, the error is quantified as the amount by which the current year income statement is misstated. Alternatively, under a balance sheet approach, the “iron curtain” method, the error is quantified as the cumulative amount by which the current year balance sheet is misstated. In SAB 108, the SEC established an approach that requires quantification of financial statement misstatements based on the effects of the misstatements on each of the company’s financial statements and the related financial statement disclosures. This model is commonly referred to as a “dual approach” because it requires quantification of errors under both the roll-over and iron curtain methods. SAB 108 is effective for the first fiscal year ending after November 15, 2006. The adoption of SAB 108 did not have a material impact on the Company’s financial position and results of operations.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Company’s financial position and results of operations.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006

NOTE 3 -EQUIPMENT

Equipment as of December 31, 2006 was as follows:

Equipment	$45,942
Less accumulated depreciation	8,412
Equipment, net	$37,530

Depreciation expense was $8,412 for the period March 17, 2006 (inception) to December 31, 2006.

NOTE 4 – EMPLOYEE ADVANCES

The Company has outstanding at December 31, 2006, $3,272 in the form of employee advances.  These amounts have no specific repayment terms. As such, the amounts are reflected in the balance sheet as current assets.

NOTE 5 - SUBSEQUENT EVENT

On July 2, 2007, the Company consummated a Share Exchange Agreement (“the Agreement”) AAMPRO Group, Inc. and Subsidiaries (“AAMPRO”). Under the terms of the Agreement AAMPRO acquired the entire membership interest in the Company from its sole member. The transaction will be accounted for as a reverse acquisition (“the Merger”) for accounting and financial statement purposes. Accordingly, Vital will be treated as the surviving entity and the Merger is accounted for as a recapitalization in which the assets and liabilities of Vital have been recorded at their historical values and the outstanding capital has been restated to give effect to the shares of common stock issued in connection with the transaction.